[logo] MFS(SM)                                                Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                  December 31, 1996

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

[graphic omitted]

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

TRUSTEES                                  INVESTMENT ADVISER
A. Keith Brodkin*                         Massachusetts Financial Services Company
Chairman and President                    500 Boylston Street
                                          Boston, MA 02116-3741

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises              DISTRIBUTOR
(diversified holding company)             MFS Fund Distributors, Inc.
                                          500 Boylston Street
William R. Gutow                          Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company  SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)             MFS Service Center, Inc.
                                          P.O. Box 1400
PORTFOLIO MANAGER                         Boston, MA 02107-9906
Richard O. Hawkins*
                                          For additional information,
TREASURER                                 call toll free: 1-800-637-2262
W. Thomas London*
                                          CUSTODIAN
ASSISTANT TREASURER                       State Street Bank and Trust Company
James O. Yost*
                                          AUDITORS
SECRETARY                                 Deloitte and Touche LLP
Stephen E. Cavan*
                                          WORLD WIDE WEB
ASSISTANT SECRETARY                       www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six-month period ending December 31, 1996, the Fund provided a total return of 5.68% (including the reinvestment of distributions), which compares to a 5.62% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. A discussion of factors which affected the Fund's performance may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Furthermore, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price increases in important sectors such as energy, could add inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

Bond Market
In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Comments by Federal Reserve Chairman Alan Greenspan, in late 1996 added some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices could mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain fairly valued.

Portfolio Performance and Strategy
Roughly speaking, 1996 can be divided into two halves. In the first half, concerns about accelerating U.S. growth, and its potential boost to other major economies, set off a rise in interest rates based on fears of higher inflation and possible rate hikes by the Federal Reserve Board. During this period, the majority of the increase in the U.S. dollar occurred. In the second half, the U.S. economy slowed, inflation fears receded, and rates declined. Generally, in Europe and in Japan, the story was one of gradual economic recovery. We still believe, however, that we are in a benign inflationary environment globally, with moderate economic growth, helping to support current valuation levels in 1997. During this second half, most central banks, with the exception of the U.S., lowered official interest rates.

    By the end of the year, as measured by the Morgan Index, all markets registered positive returns but with significant differences. For example, the core markets -- the United States, Japan, and Germany -- were the worst performers, while the higher-yielding markets of Australia, Canada, Japan, and Italy were among the better performers. The Fund benefited by being overweighted in these higher-yielding markets for most of the year.

    In preparation for the monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets. At the same time, interest rates were cut due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or overperformance, began in earnest during the third quarter with Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as the European monetary union approaches.

    Meanwhile, in the dollar-bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Fund benefited by being overweighted in both these markets for most of the year. While an underweighted position in U.S. bonds has been beneficial, the Fund's performance has been hindered by the low duration (a measure of interest rate sensitivity) of its U.S. position in anticipation of a pickup in U.S. economic growth that never materialized.

    The Fund has remained underweighted in the Japanese bond market, since we believe other markets offer better value. The Japanese bond market was helped by continued depressed real estate and banking sectors as well as by weak consumer spending, but our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation suggesting an eventual income in interest rates.

    The overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate the beleaguered economy. Looking ahead, we anticipate a modest, but further, lowering of interest rates by central banks, in many European countries as well as Australia and New Zealand. We believe this environment could continue to be positive for bonds. However, some caution is warranted as ultimately the effect of lower rates in these countries will result in a pickup in economic growth and, possibly inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Richard O. Hawkins

A. Keith Brodkin                          Richard O. Hawkins
Chairman and President                    Portfolio Manager

January 17, 1997

PORTFOLIO MANAGER'S PROFILE

Richard O. Hawkins is a Senior Vice President of Massachusetts Financial Services and head of the International Fixed Income Department. He is the portfolio manager of the Institutional Worldwide Fixed Income Fund and heads the team that manages the foreign bond and currency positions of MFS World Total Return Fund, the Meridian and MFS International funds, four closed-end funds and MFS variable annuities. Mr. Hawkins is a graduate of Brown University and received his Master's in Business Administration from the University of Pennsylvania's Wharton School of Business.

    He joined MFS in August 1988 and was named a Vice President in 1991, Senior Vice President in 1994, and head of the International Fixed Income Department in 1995.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in an internationally diversified portfolio of fixed-income securities.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Worldwide Fixed Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)

                             6 Months     1 Year    3 Years     Life of Fund*
-----------------------------------------------------------------------------
Cumulative Total Return        +5.68%     +4.78%    +14.90%          +28.91%
-----------------------------------------------------------------------------
Average Annual Total Return       --      +4.78%    + 4.74%          + 6.15%
-----------------------------------------------------------------------------
*For the period from the commencement of investment operations, September 30, 1992 through December 31, 1996.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS  - December 31, 1996

Bonds - 83.0%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
Foreign Bonds - 57.0%
  Australia - 9.1%
    Commonwealth of Australia, 9.5s, 2003        AUD       3,000  $ 2,655,262
    Commonwealth of Australia, 9.75s, 2002                   750      663,815
    Commonwealth of Australia, 10s, 2002                   3,100    2,788,064
                                                                  -----------
                                                                  $ 6,107,141
-----------------------------------------------------------------------------
  Belgium - 2.6%
    Kingdom of Belgium, 7.25s, 2004              BEF      14,770  $   514,361
    Kingdom of Belgium, 8.5s, 2007                        10,000      375,993
    Kingdom of Belgium, 8.75s, 2002                       10,000      371,989
    Kingdom of Belgium, 9s, 1998                          15,000      513,384
                                                                  -----------
                                                                  $ 1,775,727
-----------------------------------------------------------------------------
  Canada - 11.5%
    Government of Canada, 7s, 2006               CAD       5,100  $ 3,881,851
    Government of Canada, 7.5s, 2003                       4,900    3,867,292
                                                                  -----------
                                                                  $ 7,749,143
-----------------------------------------------------------------------------
  Denmark - 4.8%
    Kingdom of Denmark, 6s, 1999                 DKK       3,795  $   669,933
    Kingdom of Denmark, 7s, 2007                           1,973      340,756
    Kingdom of Denmark, 8s, 2001                          11,672    2,200,604
                                                                  -----------
                                                                  $ 3,211,293
-----------------------------------------------------------------------------
  Germany - 12.4%
    Federal Republic of Germany, 6.5s, 2005      DEM       4,127  $ 2,811,242
    Federal Republic of Germany, 7.125s, 2002              3,863    2,755,699
    Treuhandanstalt Obligationen, 6.375s, 1999             4,017    2,768,949
                                                                  -----------
                                                                  $ 8,335,890
-----------------------------------------------------------------------------
  Ireland - 3.0%
    Republic of Ireland, 6.25s, 1999             IEP         800  $ 1,363,217
    Republic of Ireland, 8s, 2000                            380      686,167
                                                                  -----------
                                                                  $ 2,049,384
-----------------------------------------------------------------------------
  Italy - 6.6%
    Republic of Italy, 8.313s, 2001              ITL   5,910,000  $ 4,279,957
    Republic of Italy, 8.313s, 2006                      210,000      156,769
                                                                  -----------
                                                                  $ 4,436,726
-----------------------------------------------------------------------------
  Spain - 2.4%
    Government of Spain, 8.4s, 2001              ESP      94,330  $   794,254
    Government of Spain, 10.5s, 2003                      88,150      824,824
                                                                  -----------
                                                                  $ 1,619,078
-----------------------------------------------------------------------------
  Sweden - 1.7%
    Kingdom of Sweden, 10.25s, 2000              SEK       6,700  $ 1,134,035
-----------------------------------------------------------------------------
  United Kingdom - 2.9%
    United Kingdom Treasury, 7s, 2001            GBP       1,140  $ 1,932,912
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $38,351,329
-----------------------------------------------------------------------------
U.S. Federal Agencies - 8.2%
  FNMA, 8s, 2026                                      $    5,445  $ 5,547,095
-----------------------------------------------------------------------------
Total U.S. Federal Agencies                                       $ 5,547,095
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 17.8%
  U.S. Treasury Notes, 5.875s, 1998                   $    2,700  $ 2,699,568
  U.S. Treasury Notes, 6.25s, 2001                         7,000    7,006,580
  U.S. Treasury Notes, 6.875s, 2006                        2,200    2,267,034
-----------------------------------------------------------------------------
Total U.S. Treasury Obligations                                   $11,973,182
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $55,781,262)                        $55,871,606
-----------------------------------------------------------------------------

Short-Term Obligations - 16.6%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/16/97                 $    2,700  $ 2,693,925
  Federal Home Loan Mortgage Corp., due 1/17/97            4,200    4,189,957
  Federal Home Loan Mortgage Corp., due 2/07/97            4,000    3,978,170
  Ford Motor Credit Corp., due 1/02/97                       295      294,942
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value         $11,156,994
-----------------------------------------------------------------------------

Call Options Purchased - 0.1%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                    of Contracts
Description/Expiration Month/Strike Price          (000 Omitted)
-----------------------------------------------------------------------------
  Italian Lire/Deutsche Marks/January/995        ITL   3,478,940  $    17,395
  Japanese Government Bonds/January/104.076      JPY     219,000       17,520
  Japanese Government Bonds/February/116.8               196,000       14,308
  Japanese Government Bonds/March/114.25                 201,000        8,040
  Japanese Government Bonds/March/115.106                200,000        9,800
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $93,533)             $    67,063
-----------------------------------------------------------------------------

Put Options Purchased - 1.6%
-----------------------------------------------------------------------------
  Deutsche Marks/British Pounds/January/2.45     DEM       9,068  $   436,162
  Deutsche Marks/British Pounds/January/2.56               9,475      180,450
  Swiss Francs/Deutsche Marks/January/0.829      CHF       3,565      127,788
  Swiss Francs/Deutsche Marks/February/0.84                3,612       92,357
  Swiss Francs/Deutsche Marks/February/0.84                6,102      155,920
  Swiss Francs/Deutsche Marks/March/0.86                   9,945      107,925
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $234,881)             $ 1,100,602
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $67,266,670)                  $68,196,265
-----------------------------------------------------------------------------

Call Options Written
-----------------------------------------------------------------------------
                                                Principal Amount
                                                    of Contracts
Description/Expiration Month/Strike Price          (000 Omitted)        Value
-----------------------------------------------------------------------------
  Deutsche Marks/British Pounds/January/2.3682   DEM       8,765  $        --
  Swiss Francs/Deutsche Marks/February/.8265     CHF       6,004          (36)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $51,807)           $       (36)
-----------------------------------------------------------------------------

Put Options Written - (1.3)%
-----------------------------------------------------------------------------
  Deutsche Marks/British Pounds/January/2.45     DEM       9,068  $  (434,367)
  Japanese Bond/January/104.076                  JPY     219,000       (6,789)
  Japanese Bond/February/116.8                           196,000       (6,860)
  Japanese Bond/March/114.25                             201,000      (31,356)
  Japanese Bond/March/115.106                            200,000      (32,400)
  Swiss Francs/Deutsche Marks/January/0.829      CHF       3,565     (127,877)
  Swiss Francs/Deutsche Marks/February/0.84                9,714     (248,386)
-----------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $353,983)           $  (888,035)
-----------------------------------------------------------------------------

Other Assets, Less Liabilities                                    $    (6,478)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $67,301,716
-----------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD = Australian Dollars   GBP = British Pounds
        BEF = Belgian Francs       IEP = Irish Punts
        CAD = Canadian Dollars     ITL = Italian Lire
        CHF = Swiss Francs         JPY = Japanese Yen
        DEM = Deutsche Marks       NLG = Dutch Guilders
        DKK = Danish Kroner        SEK = Swedish Kronor
        ESP = Spanish Pesetas

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $67,266,670)           $68,196,265
  Cash                                                                 5,251
  Net receivable for forward foreign currency exchange
    contracts sold                                                   553,038
  Interest receivable                                              1,152,795
  Receivable from investment adviser                                 107,236
  Deferred organization expenses                                         818
  Other assets                                                           765
                                                                 -----------
      Total assets                                               $70,016,168
                                                                 -----------
Liabilities:
  Written options outstanding, at value
    (premiums received, $405,790)                                $   888,071
  Net payable for open forward foreign currency contracts
    purchased                                                        609,219
  Net payable for closed forward foreign currency exchange
    contracts                                                      1,158,854
  Payable to affiliate for management fee                              3,490
  Accrued expenses and other liabilities                              54,818
                                                                 -----------
      Total liabilities                                          $ 2,714,452
                                                                 -----------
Net assets                                                       $67,301,716
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $70,724,823
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (771,679)
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                 (4,711,667)
  Accumulated undistributed net investment income                  2,060,239
                                                                 -----------
      Total                                                      $67,301,716
                                                                 ===========
Shares of beneficial interest outstanding                         7,258,787
                                                                  =========

Net asset value per share
  (net assets of $67,301,716 / 7,258,787 shares of beneficial
    interest outstanding)                                          $9.27
                                                                   =====
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $ 2,253,828
                                                                 -----------

  Expenses -
    Management fee                                               $   216,666
    Trustees' compensation                                             1,300
    Shareholder servicing agent fee                                    2,498
    Custodian fee                                                     49,269
    Auditing fees                                                     35,325
    Registration fees                                                 18,062
    Amortization of organization expenses                                934
    Legal fees                                                           314
    Miscellaneous                                                      1,742
                                                                 -----------
      Total expenses                                             $   326,110
    Preliminary reduction of expenses by investment adviser         (107,236)
    Fees paid indirectly                                              (2,208)
                                                                 -----------
      Net expenses                                               $   216,666
                                                                 -----------
        Net investment income                                    $ 2,037,162
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 3,207,067
    Written option transactions                                      242,708
    Foreign currency transactions                                 (1,293,049)
                                                                 -----------
      Net realized gain on investments and foreign
        currency transactions                                    $ 2,156,726
                                                                 -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                  $   561,435
    Written options                                                 (529,425)
    Translation of assets and liabilities in foreign
     currencies                                                     (587,453)
                                                                 -----------
      Net unrealized loss on investments and foreign
        currency translation                                     $  (555,443)
                                                                 -----------
        Net realized and unrealized gain  on investments
         and foreign currency                                    $ 1,601,283
                                                                 -----------
          Increase in net assets from operations                 $ 3,638,445
                                                                 ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                            Six Months Ended        Year Ended
                                                           December 31, 1996       June 30, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 2,037,162       $  4,536,824
  Net realized gain (loss) on investments and foreign
    currency transactions                                          2,156,726         (2,684,753)
  Net unrealized loss on investments and foreign
    currency translation                                            (555,443)          (769,182)
                                                                 -----------       ------------
      Increase in net assets from operations                     $ 3,638,445       $  1,082,889
                                                                 -----------       ------------

Distributions declared to shareholders -
  From net investment income                                     $(3,729,868)      $ (3,328,966)
  From net realized gain on investments and foreign
    currency transactions                                             --             (2,149,194)
  In excess of net realized gain on investments and
    foreign currency transactions                                     --             (1,526,539)
                                                                 -----------       ------------
      Total distributions declared to shareholders               $(3,729,868)      $ (7,004,699)
                                                                 -----------       ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 2,097,004       $ 13,866,245
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  2,775,710          6,002,734
  Cost of shares reacquired                                         (286,472)       (27,218,552)
                                                                 -----------       ------------
      Increase (decrease) in net assets from Fund
        share transactions                                       $ 4,586,242       $ (7,349,573)
                                                                 -----------       ------------
        Total increase (decrease) in net assets                  $ 4,494,819       $(13,271,383)
Net assets:
  At beginning of period                                          62,806,897         76,078,280
                                                                 -----------       ------------

  At end of period (including accumulated
    undistributed net investment income of $2,060,239
    and $3,752,945, respectively)                                $67,301,716       $ 62,806,897
                                                                 ===========       ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                   Years Ended June 30,
                                           Six Months Ended        ------------------------------------------------------------
                                          December 31, 1996              1996             1995            1994            1993*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 9.28            $ 10.13          $  9.64         $ 10.50         $ 10.00
                                                    -------           -------          -------         -------         -------
Income from investment operations# -
  Net investment income(S)                          $ 0.29            $  0.64          $  0.65         $  0.63         $  0.17
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       0.24             (0.48)            0.70           (0.63)           0.33
                                                    -------           -------          -------         -------         -------
      Total from investment operations              $  0.53           $  0.16          $  1.35         $  --           $  0.50
                                                    -------           -------          -------         -------         -------
Less distributions declared to shareholders -
  From net investment income                        $ (0.54)          $ (0.48)         $ (0.23)         $(0.31)        $  --
  In excess of net investment income                   --                --               --             (0.55)           --
  From net realized gain on investments and
    foreign currency transactions                      --               (0.31)           (0.63)           --              --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --               (0.22)            --              --              --
                                                    -------           -------          -------         -------         -------
      Total distributions declared to
        shareholders                                $ (0.54)          $ (1.01)         $ (0.86)         $(0.86)        $  --
                                                    -------           -------          -------         -------         -------
Net asset value - end of period                     $  9.27           $  9.28          $ 10.13         $  9.64         $ 10.50
                                                    =======           =======          =======         =======         =======
Total return                                          5.68%++           1.51%           15.10%         (0.57)%           5.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.65%+            0.65%            0.72%           0.75%           0.80%+
  Net investment income                               6.13%+            6.52%            6.66%           6.09%           5.53%+
Portfolio turnover                                     181%              425%             279%            212%             73%
Net assets at end of period (000 omitted)           $67,302           $62,807          $76,078         $42,364         $23,966

  * For the period from the commencement of investment operations, September 30, 1992 to June 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
 ## For fiscal years after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                           $  0.27           $  0.61          $  0.61         $  0.58         $  0.15
    Ratios (to average net assets):
      Expenses##                                      0.98%+            0.95%            1.14%           1.23%           1.48%+
      Net investment income                           5.81%+            6.22%            6.23%           5.61%           4.85%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Worldwide Fixed Income Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may write covered call or put options for which the premiums are received and recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying security may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At June 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $6,768,015 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The investment advisor has voluntarily agreed to waive its management fee and/or pay expenses of the Fund, in order to maintain total expenses at no more than 0.65% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases          Sales
------------------------------------------------------------------------------
U.S. government securities                        $37,665,010    $17,312,479
                                                  ===========    ===========
Investments (non-U.S. government securities)      $61,460,824    $75,405,599
                                                  ===========    ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $67,266,670
                                                                  ===========

Gross unrealized appreciation                                     $ 1,422,179
Gross unrealized depreciation                                        (492,584)
                                                                  -----------
    Net unrealized appreciation                                   $   929,595
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Six Months Ended                Year Ended
                                          December 31, 1996               June 30, 1996
                                          ------------------------------  ------------------------------
                                                Shares           Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                    219,311       $2,097,004        1,392,424   $ 13,866,245
Shares issued to shareholders in
reinvestment of distributions                  300,077        2,775,710          642,004      6,002,734
Shares reacquired                              (29,903)        (286,472)      (2,773,858)   (27,218,552)
                                               -------       ----------       ----------   ------------
    Net increase (decrease)                    489,485       $4,586,242         (739,430)  $ (7,349,573)
                                               =======       ==========       ==========   ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1996 was $282.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risk such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is as follows:

Written Option Transactions

                                 1996 Calls                           1996 Puts
                                 -----------------------------------  ------------------------------------
                                     Principal Amounts                    Principal Amounts
                                          of Contracts                         of Contracts
                                         (000 Omitted)      Premiums          (000 Omitted)       Premiums
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD
  Canadian Dollars                               --       $    --                    5,329       $ 18,459
  Japanese Yen                                   --            --                1,101,000         86,222
  Spanish Pesetas/Deutsche
Marks                                            --            --                  464,400         11,755
Options written -
  Deutsche Marks                               16,050        76,599                  5,998         16,466
  Deutsche Marks/British Pounds                21,998        87,021                  9,068        116,862
  Japanese Yen                                722,811        56,362              2,137,000        182,210
  Swiss Franc/Deutsche Marks                    6,004        18,221                 13,279        163,950
Options terminated in closing transactions -
  Deutsche Marks                              (16,050)      (76,599)                (5,998)       (16,466)
  Japanese Yen                               (722,811)      (56,362)            (2,422,000)      (195,261)
Options exercised -
Options expired -
  Canadian Dollars                               --               --                (5,329)       (18,459)
  Deutsche Marks/British Pounds               (13,233)      (53,435)                 --               --
  Spanish Pesetas/Deutsche Marks                 --               --              (464,400)       (11,755)
                                               ------       -------               --------        -------
OUTSTANDING, END OF PERIOD                     14,769       $51,807                838,347       $353,983
                                               ======       =======             ==========       ========

OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF:
  Deutsche Marks/British Pounds                 8,765       $33,586                  9,068       $116,862
  Swiss Francs/Deutsche Marks                   6,004        18,221                 13,279        163,950
  Japanese Yen                                   --            --                  816,000         73,171
                                               ------       -------               --------        -------
OUTSTANDING, END OF PERIOD                     14,769       $51,807                838,347       $353,983
                                               ======       =======             ==========       ========

At December 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                              Net Unrealized
                                          Contracts to     Contracts at      In Exchange        Appreciation
               Settlement Date         Deliver/Receive            Value              For      (Depreciation)
--------------------------------------------------------------------------------------------------------------
Purchases    1/31/97 - 4/21/97  CHF          4,916,414      $ 3,699,636      $ 3,823,061          $(123,425)
             2/07/97 - 4/21/97  DEM         13,271,713        8,670,959        8,782,528           (111,569)
                       1/10/97  ITL        862,044,002          567,224          562,154              5,070
             1/21/97 - 1/29/97  JPY        739,384,627        6,410,771        6,655,660           (244,889)
                       2/03/97  NLG          2,332,554        1,353,744        1,370,216            (16,472)
             2/03/97 - 2/07/97  SEK         24,688,981        3,627,632        3,745,566           (117,934)
                                                            -----------      -----------          ---------
                                                            $24,329,966      $24,939,185          $(609,219)
                                                            ===========      ===========          =========
Sales                  2/07/97  CHF          7,874,118      $ 5,906,391      $ 6,220,683          $ 314,292
             1/10/97 - 4/21/97  DEM         15,677,609       10,249,205       10,334,570             85,365
                       4/21/97  GBP          1,225,903        2,094,357        2,043,614            (50,743)
                       2/24/97  IEP            757,122        1,282,545        1,212,311            (70,234)
                       2/07/97  ITL      5,184,114,890        3,405,963        3,404,233             (1,730)
                       1/29/97  JPY        362,845,412        3,147,683        3,280,698            133,015
                       2/03/97  NLG          2,207,938        1,281,420        1,348,440             67,020
             2/03/97 - 2/07/97  SEK         16,607,702        2,440,485        2,516,538             76,053
                                                            -----------      -----------          ---------
                                                            $29,808,049      $30,361,087          $ 553,038
                                                            ===========      ===========          =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $276,528 with Banker's Trust, $76,370 with First Boston and $1,310,984 with Swiss Bank Corp. and a net receivable of $51,220 with Chase Manhattan Bank, $148,179 with Deutschebank, and $305,629 with Merrill Lynch at December 31, 1996.

At December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Worldwide Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Worldwide Fixed Income Fund (a series of MFS Institutional Trust) as of December 31, 1996, the related statement of operations for the six months ended December 31, 1996, the statement of changes in net assets for the six months ended December 31, 1996 and the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and each of the years in the four-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Worldwide Fixed Income Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997
                     ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                   VHI-2/97/300